UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

     Date of Report (Date of earliest event reported):  January 25, 2006


                           SLADE'S FERRY BANCORP.
           (Exact name of registrant as specified in its charter)


       Massachusetts                 000-23904              04-3061936
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)

     100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (508) 675-2121

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition.

      Slade's Ferry Bancorp (the "Company") issued a press release on January 25, 2006 disclosing certain information concerning its fourth quarter and fiscal year 2005 results of operations and financial condition. A copy of that press release is attached as Exhibit 99.1 hereto.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (b) On January 25, 2006, Kenneth R. Rezendes, Chairman of the Board of the Company and Slade's Ferry Trust Company (the "Bank") announced his intention to retire from his positions on the Board of Directors of the Company and the Bank effective February 1, 2006.

Item 9.01   Financial Statements and Exhibits.

      (d)   Exhibits

      99.1      Press release of Slade's Ferry Bancorp dated
                January 25, 2006.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SLADE'S FERRY BANCORP.
                                       (Registrant)


                                       By:     /s/ Deborah A. McLaughlin
                                               ----------------------------
                                       Name:   Deborah A. McLaughlin
                                       Title:  Treasurer/Vice President and
                                               Chief Financial Officer

Date: January 25, 2006


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